UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/19

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter February 28, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 28, 2019, the global economy generally expanded and many companies reported solid revenues and earnings. Global markets were pressured by concerns about increased technology company regulation, U.S. and European Union political uncertainties, major central banks’ interest-rate policies and the impact of the U.S.-China trade dispute on global growth and corporate earnings. Near period-end, the U.S. Federal Reserve’s indications of a cautious approach to its monetary policy decisions and investor optimism about U.S.-China trade negotiations supported markets. In this environment, global developed and emerging market stocks had negative returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Growth Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Growth Fund, Inc.

This letter reflects our analysis and opinions as of February 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Growth Fund, Inc.

This semiannual report for Templeton Growth Fund, Inc. covers the period ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares posted a -5.17% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock performance in global developed and emerging markets, posted a -2.70% total return.1 For the 10-year period ended February 28, 2019, the Fund’s Class A shares posted a +186.94% cumulative total return, compared with the MSCI ACWI’s +249.70% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by upbeat economic data in some regions, encouraging corporate earnings reports, the U.S. Federal Reserve’s (Fed’s) indications of a cautious approach to its

Geographic Composition

Based on Total Net Assets as of 2/28/19

monetary policy decisions and optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets at certain points during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union (EU), the Fed’s interest-rate path and the European Central Bank’s (ECB’s) unwinding of its bond purchase program. Markets were further pressured by U.S. trade disputes with China and other trading partners, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -2.70% total return for the six months ended February 28, 2019.1

The U.S. economy grew in 2018’s fourth quarter, though at a slower pace from the previous quarter partly due to a decline in housing investment. The unemployment rate was 3.8% in August 2018, and though it varied during the period, it remained unchanged at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.5% at period-end.2 The Fed raised its target range for the federal funds rate twice during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its January

1. Source: Morningstar. As of 2/28/19, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +11.12%, compared with the MSCI ACWI’s 10-year average annual total return of +13.34%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON GROWTH FUND, INC.

meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed’s January meeting minutes indicated that most policymakers favored announcing the end of balance sheet normalization by the end of 2019.

Top 10 Sectors/Industries

2/28/19

% of Total Net Assets

Banks	14.3%

Pharmaceuticals	13.8%

Oil, Gas & Consumable Fuels	11.6%

Diversified Telecommunication Services	4.3%

Food & Staples Retailing	4.1%

Media	3.7%

Wireless Telecommunication Services	3.4%

Biotechnology	3.0%

Insurance	2.8%

Industrial Conglomerates	2.7%

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Bank of England kept its key policy rate unchanged during the period. After moderating in 2018’s third quarter, the eurozone’s quarterly GDP grew in the fourth quarter. The bloc’s annual inflation rate ended the period lower than in August 2018. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. In January 2019, the ECB reiterated that it expected key interest rates to remain unchanged through at least the summer of 2019 and intended to reinvest principal payments from maturing bonds for an extended period of time.

In Asia, Japan’s quarterly GDP contracted in 2018’s third quarter but grew in the fourth quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Central Bank of Brazil kept its benchmark interest rate unchanged during the period. Russia’s annual GDP growth stabilized in 2018’s third quarter and accelerated in the fourth quarter. The Bank of Russia increased its key rate twice during the period to curtail inflation risks. China’s annual GDP growth moderated in 2018’s third and fourth quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +0.46% total return during the six-month period.1

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

In addition, the Fund may, from time to time, engage in currency-related derivatives to seek to hedge (protect) against currency risks. The Fund also may, from time to time, engage in equity-related derivatives, such as buying and selling (writing) put and call options on individual securities (including exchange-traded funds) and indexes, to seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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TEMPLETON GROWTH FUND, INC.

Manager’s Discussion

During the six months under review, major detractors from the Fund’s performance relative to its benchmark, the MSCI ACWI, included stock selection in several overweighted sectors. In particular, stock-specific issues among the Fund’s overweighted health care holdings notably detracted from relative performance.3 The sector included two of the Fund’s biggest detractors during the period: Israeli pharmaceuticals firm Teva Pharmaceutical Industries and U.S. pharmaceuticals firm Allergan. Teva was pressured by weakness in the U.S. generic drug market and slumping sales of one of the firm’s aging blockbuster drugs. Yet, we believe such headwinds are well discounted by a share price hovering near two-decade lows, and we are encouraged by the company’s ongoing efforts to reduce debt, cut costs and stabilize declining sales. Meanwhile, Allergan has come under pressure from various angles in 2018, causing its stock and price-to-earnings ratio to decline, but we believe the company’s solid free cash flow yield could potentially limit significant downside. We continue to like the company’s core aesthetics franchise, a durable business growing at a mid-single-digit pace with a strong brand and high barriers to entry.

Stock selection in the overweighted financials sector also detracted, pressured by a stake in Swiss investment bank UBS Group.4 Along with its regional banking peers, its stock was impacted by weak European economic data and subdued projections for ECB interest-rate hikes. Although the macro backdrop has delayed our investment thesis on UBS, we do not believe the thesis is broken. Our analysis indicates UBS has the ability to improve profitability by stabilizing wealth management margins, bolstering net interest income and achieving cost efficiencies. We are also pleased to see management guiding toward greater capital returns for shareholders as regulatory risk diminishes. Conversely, the financials sector also delivered one of the Fund’s top contributors: Chinese life insurer China Life Insurance. Its shares rallied as China’s increased stimulus measures buoyed regional markets and the firm announced well-received changes to its management team and corporate strategy.

Stock-specific weakness also negatively impacted relative returns in the underweighted industrials sector.5 Shares of German industrial conglomerate Siemens declined amid weak

Top 10 Holdings

2/28/19

Company Sector/Industry, Country	% of Total Net Assets

Oracle Corp. Software, U.S.	2.7%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.4%

Citigroup Inc. Banks, U.S.	2.3%

BP PLC Oil, Gas & Consumable Fuels, U.K.	2.2%

SES SA Media, Luxembourg	2.2%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.1%

Roche Holding AG Pharmaceuticals, Switzerland	2.1%

Singapore Telecommunications Ltd. Diversified Telecommunication Services, Singapore	2.0%

Kellogg Co. Food Products, U.S.	1.9%

Eni SpA Oil, Gas & Consumable Fuels, Italy	1.9%

power turbine demand and tensions with EU regulators on a desired merger. Conversely, the sector also delivered one of the Fund’s top contributors: Danish wind-turbine manufacturer Vestas Wind Systems. Its shares surged after the firm maintained full-year 2018 guidance in the face of tougher competition, signaling to analysts that management expected a strong finish to 2018. We were encouraged by the stabilization in pricing and strength in new orders, and we believe Vestas is well-positioned to participate in the long-term growth of the wind manufacturing industry.

Elsewhere, Chinese internet search firm Baidu finished among the Fund’s biggest detractors. Broad-based concerns about economic uncertainty in China hurt the stock, offsetting the firm’s better-than-expected sales growth and rapid increase in users.

Turning to contributors, stock selection and an underweighting in the materials sector contributed significantly to relative returns.6 The sector delivered two of the Fund’s top

3. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

4. The financials sector comprises banks, capital markets, consumer finance and insurance in the SOI.

5. The industrials sector comprises air freight and logistics, building products, electrical equipment, industrial conglomerates, machinery and marine in the SOI.

6. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GROWTH FUND, INC.

contributors: Canadian precious metals firms Wheaton Precious Metals and Barrick Gold (not held at period-end; not part of the index). Wheaton benefited from a favorable settlement related to a Canadian tax audit that had weighed on its shares for years. We have long believed Wheaton was likely to prevail in this matter and believe the removal of uncertainty could pave the way for wider appreciation of Wheaton’s unique, asset-light precious metals streaming model. Barrick rallied after announcing a tie-up with South Africa’s Randgold (not a Fund holding).

Top 10 Countries

2/28/19

% of Total Net Assets

U.S.	33.0%

U.K.	10.5%

China	7.0%

Japan	6.7%

France	6.6%

Germany	5.6%

Switzerland	3.6%

Netherlands	3.4%

South Korea	3.2%

Denmark	2.2%

From a regional standpoint, stock selection in the U.S. detracted significantly from the Fund’s relative returns, as did stock selection in Europe to a lesser extent. Asian holdings overall outperformed, buoyed by stock selection in Japan.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA Lead Portfolio Manager
Heather Arnold, CFA Christopher James Peel, CFA Herbert J. Arnett, Jr. Peter Moeschter, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of February 28, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	-5.17%	-10.40%

1-Year	-5.94%	-11.11%

5-Year	+8.39%	+0.48%

10-Year	+186.94%	+10.49%

Advisor

6-Month	-5.07%	-5.07%

1-Year	-5.70%	-5.70%

5-Year	+9.78%	+1.88%

10-Year	+194.12%	+11.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Distributions (9/1/18–2/28/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4464	$0.0296	$2.1922	$2.6682

C	$ —	$0.0296	$2.1922	$2.2218

R	$0.3707	$0.0296	$2.1922	$2.5925

R6	$0.5266	$0.0296	$2.1922	$2.7484

Advisor	$0.5135	$0.0296	$2.1922	$2.7353

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.03%	1.03%

Advisor	0.78%	0.78%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. Derivatives involve costs and can create economic leverage which may result in significant volatility and cause the Fund to participate in losses (and enable gains) on an amount that exceeds the Fund’s initial investment. In addition, smaller-company stocks have historically experienced more price volatility than larger-company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GROWTH FUND, INC.

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$948.30	$4.98	$1,019.69	$5.16	1.03%
C	$1,000	$944.60	$8.44	$1,016.12	$8.75	1.75%
R	$1,000	$947.00	$6.18	$1,018.45	$6.41	1.28%
R6	$1,000	$949.70	$3.48	$1,021.22	$3.61	0.72%
Advisor	$1,000	$949.30	$3.77	$1,020.93	$3.91	0.78%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GROWTH FUND, INC.

Financial Highlights

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$27.08	$26.26	$22.67	$22.60	$26.05	$22.13

Income from investment operations[a]:
Net investment income[b]	0.13	0.47	0.38	0.35	0.42	0.55[c]
Net realized and unrealized gains (losses)	(1.69)	0.84	3.55	0.08	(3.20)	3.68

Total from investment operations	(1.56)	1.31	3.93	0.43	(2.78)	4.23

Less distributions from:
Net investment income	(0.45)	(0.49)	(0.34)	(0.36)	(0.67)	(0.31)
Net realized gains	(2.22)	—	—	—	—	—

Total distributions	(2.67)	(0.49)	(0.34)	(0.36)	(0.67)	(0.31)

Net asset value, end of period	$22.85	$27.08	$26.26	$22.67	$22.60	$26.05

Total return[d]	(5.17)%	4.99%	17.49%	1.97%	(10.76)%	19.22%

Ratios to average net assets[e]
Expenses	1.03% [f]	1.03% [f]	1.06% [f,g]	1.07% [f,g]	1.05% [f]	1.03%
Net investment income	1.10%	1.75%	1.55%	1.60%	1.74%	2.18%[c]

Supplemental data
Net assets, end of period (000’s)	$9,872,855	$10,711,345	$10,880,427	$10,524,247	$11,506,800	$14,138,298
Portfolio turnover rate	12.24%	28.77%	29.17%	23.05%	18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$26.31	$25.52	$22.04	$21.96	$25.32	$21.53

Income from investment operations[a]:
Net investment income[b]	0.02	0.26	0.19	0.18	0.23	0.35[c]
Net realized and unrealized gains (losses)	(1.61)	0.81	3.45	0.08	(3.11)	3.58

Total from investment operations	(1.59)	1.07	3.64	0.26	(2.88)	3.93

Less distributions from:
Net investment income	—	(0.28)	(0.16)	(0.18)	(0.48)	(0.14)
Net realized gains	(2.22)	—	—	—	—	—

Total distributions	(2.22)	(0.28)	(0.16)	(0.18)	(0.48)	(0.14)

Net asset value, end of period	$22.50	$26.31	$25.52	$22.04	$21.96	$25.32

Total return[d]	(5.54)%	4.20%	16.61%	1.20%	(11.44)%	18.30%

Ratios to average net assets[e]
Expenses	1.75% [f]	1.78% [f]	1.81% [f,g]	1.82% [f,g]	1.80% [f]	1.78%
Net investment income	0.38%	1.00%	0.80%	0.85%	0.99%	1.43%[c]

Supplemental data
Net assets, end of period (000’s)	$192,059	$554,889	$594,594	$634,175	$724,843	$900,525
Portfolio turnover rate	12.24%	28.77%	29.17%	23.05%	18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$26.81	$26.00	$22.45	$22.37	$25.78	$21.91

Income from investment operations[a]:
Net investment income[b]	0.10	0.40	0.31	0.29	0.36	0.48	[c]
Net realized and unrealized gains (losses)	(1.68)	0.83	3.52	0.08	(3.17)	3.64

Total from investment operations	(1.58)	1.23	3.83	0.37	(2.81)	4.12

Less distributions from:
Net investment income	(0.37)	(0.42)	(0.28)	(0.29)	(0.60)	(0.25)
Net realized gains	(2.22)	—	—	—	—	—

Total distributions	(2.59)	(0.42)	(0.28)	(0.29)	(0.60)	(0.25)

Net asset value, end of period	$22.64	$26.81	$26.00	$22.45	$22.37	$25.78

Total return[d]	(5.30)%	4.73%	17.18%	1.72%	(10.97)%	18.88%

Ratios to average net assets[e]
Expenses	1.28% [f]	1.28% [f]	1.31% [f,g]	1.32% [f,g]	1.30% [f]	1.28%
Net investment income	0.85%	1.50%	1.30%	1.35%	1.49%	1.93%	[c]

Supplemental data
Net assets, end of period (000’s)	$76,671	$88,560	$99,389	$104,180	$119,665	$155,334
Portfolio turnover rate	12.24%	28.77%	29.17%	23.05%	18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$27.10	$26.29	$22.69	$22.63	$26.08	$22.16

Income from investment operations[a]:
Net investment income[b]	0.17	0.56	0.46	0.43	0.51	0.63	[c]
Net realized and unrealized gains (losses)	(1.70)	0.83	3.56	0.08	(3.20)	3.68

Total from investment operations	(1.53)	1.39	4.02	0.51	(2.69)	4.31

Less distributions from:
Net investment income	(0.53)	(0.58)	(0.42)	(0.45)	(0.76)	(0.39)
Net realized gains	(2.22)	—	—	—	—	—

Total distributions	(2.75)	(0.58)	(0.42)	(0.45)	(0.76)	(0.39)

Net asset value, end of period	$22.82	$27.10	$26.29	$22.69	$22.63	$26.08

Total return[d]	(5.03)%	5.33%	17.94%	2.34%	(10.41)%	19.60%

Ratios to average net assets[e]
Expenses	0.72% [f]	0.70% [f]	0.71% [f,g]	0.70% [f,g]	0.70% [f]	0.69%
Net investment income	1.41%	2.08%	1.90%	1.97%	2.09%	2.52%	[c]

Supplemental data
Net assets, end of period (000’s)	$1,638,187	$1,791,152	$1,843,276	$1,859,796	$1,977,253	$2,363,855
Portfolio turnover rate	12.24%	28.77%	29.17%	23.05%	18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$27.15	$26.33	$22.73	$22.66	$26.13	$22.15

Income from investment operations[a]:
Net investment income[b]	0.16	0.54	0.45	0.40	0.49	0.59	[c]
Net realized and unrealized gains (losses)	(1.71)	0.83	3.55	0.09	(3.22)	3.71

Total from investment operations	(1.55)	1.37	4.00	0.49	(2.73)	4.30

Less distributions from:

Net investment income	(0.51)	(0.55)	(0.40)	(0.42)	(0.74)	(0.32)

Net realized gains	(2.22)	—	—	—	—	—

Total distributions	(2.73)	(0.55)	(0.40)	(0.42)	(0.74)	(0.32)

Net asset value, end of period	$22.87	$27.15	$26.33	$22.73	$22.66	$26.13

Total return[d]	(5.07)%	5.24%	17.78%	2.25%	(10.54)%	19.55%

Ratios to average net assets[e]
Expenses	0.78% [f]	0.78% [f]	0.81% [f,g]	0.82% [f,g]	0.80% [f]	0.78%
Net investment income	1.35%	2.00%	1.80%	1.85%	1.99%	2.43%	[c]

Supplemental data
Net assets, end of period (000’s)	$480,687	$533,358	$523,263	$388,677	$396,094	$429,080
Portfolio turnover rate	12.24%	28.77%	29.17%	23.05%	18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Statement of Investments, February 28, 2019 (unaudited)

	Industry	Shares	Value

Common Stocks 97.7%
Canada 1.9%
Husky Energy Inc.	Oil, Gas & Consumable Fuels	7,530,600	$ 83,730,565
Wheaton Precious Metals Corp.	Metals & Mining	7,040,719	153,142,862
			236,873,427
China 7.0%
[a] Baidu Inc., ADR	Interactive Media & Services	998,180	162,244,177
China Life Insurance Co. Ltd., H	Insurance	75,933,000	208,943,317
China Mobile Ltd	Wireless Telecommunication Services	14,949,900	157,312,238
China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	39,981,807
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	240,501,610	130,212,026
Kunlun Energy Co. Ltd	Oil, Gas & Consumable Fuels	150,726,700	165,516,628
			864,210,193
Denmark 2.2%
A.P. Moeller-Maersk AS, B	Marine	94,489	127,323,866
Vestas Wind Systems AS	Electrical Equipment	1,729,687	143,958,219
			271,282,085
France 6.6%
BNP Paribas SA	Banks	4,185,245	214,484,645
Compagnie de Saint-Gobain	Building Products	2,034,606	73,269,556
Credit Agricole SA	Banks	9,929,735	126,860,693
Sanofi	Pharmaceuticals	2,421,863	202,473,989
Veolia Environnement SA	Multi-Utilities	8,882,514	194,995,925
			812,084,808
Germany 5.6%
Bayer AG	Pharmaceuticals	2,593,225	207,302,376
E.ON SE	Multi-Utilities	12,331,345	135,844,606
Merck KGaA	Pharmaceuticals	1,638,708	169,209,242
Siemens AG	Industrial Conglomerates	1,581,963	172,976,693
Siemens AG, ADR	Industrial Conglomerates	65,018	3,549,333
			688,882,250
Hong Kong 1.4%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	14,891,500	158,499,930
Value Partners Group Ltd.	Capital Markets	20,445,000	16,616,975
			175,116,905
India 1.7%
Bharti Airtel Ltd.	Wireless Telecommunication Services	29,169,885	130,963,889
Hero Motocorp Ltd.	Automobiles	1,932,181	71,682,170
			202,646,059
Ireland 0.4%
Bank of Ireland Group PLC	Banks	8,134,777	52,880,337
Israel 1.5%
[a] Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	10,979,246	184,780,710
Italy 1.9%
Eni SpA	Oil, Gas & Consumable Fuels	13,355,457	230,389,208
Japan 6.7%
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	5,429,100	128,487,157
Panasonic Corp.	Household Durables	15,430,200	141,917,134
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	2,466,700	108,322,758
Sumitomo Mitsui Financial Group Inc.	Banks	1,673,500	59,194,553
Suntory Beverage & Food Ltd.	Beverages	2,371,000	104,460,586

franklintempleton.com	Semiannual Report	15

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Taiheiyo Cement Corp.	Construction Materials	1,989,400	$67,922,895
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	5,217,850	209,238,384

			819,543,467

Luxembourg 2.2%
SES SA, IDR	Media	13,253,146	266,296,189

Netherlands 3.4%
Aegon NV	Insurance	24,389,063	131,161,057
Akzo Nobel NV	Chemicals	686,236	62,233,982
ING Groep NV	Banks	16,758,802	221,732,672

			415,127,711

Singapore 2.0%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	108,261,100	241,816,887

South Korea 3.2%
KB Financial Group Inc.	Banks	3,410,144	134,332,765
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	6,555,891	262,617,629

			396,950,394

Spain 1.0%
Telefonica SA	Diversified Telecommunication Services	13,973,040	120,616,794

Sweden 0.4%
Getinge AB, B	Health Care Equipment & Supplies	4,066,483	48,088,247

Switzerland 3.6%
Novartis AG	Pharmaceuticals	439,916	40,124,182
Roche Holding AG	Pharmaceuticals	939,607	261,035,938
UBS Group AG	Capital Markets	11,238,949	142,999,201

			444,159,321

Thailand 1.5%
Bangkok Bank PCL, fgn	Banks	18,820,900	127,518,525
Bangkok Bank PCL, NVDR	Banks	8,099,000	53,591,610

			181,110,135

United Kingdom 10.5%
Barclays PLC	Banks	19,718	42,928
BP PLC	Oil, Gas & Consumable Fuels	39,001,030	276,408,592
HSBC Holdings PLC (GBP Traded)	Banks	438,459	3,563,917
HSBC Holdings PLC (HKD Traded)	Banks	17,244,540	140,926,430
Kingfisher PLC	Specialty Retail	53,846,910	172,887,896
Man Group PLC	Capital Markets	19,401,029	35,545,503
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	9,476,311	297,158,144
Standard Chartered PLC (GBP Traded)	Banks	27,733,407	221,268,742
Standard Chartered PLC (HKD Traded)	Banks	376,516	3,021,817
Vodafone Group PLC	Wireless Telecommunication Services	73,329,329	130,586,432

			1,281,410,401

United States 33.0%
Advance Auto Parts Inc.	Specialty Retail	346,027	55,980,248
Allergan PLC	Pharmaceuticals	1,534,859	211,365,433
[a]Alphabet Inc., A	Interactive Media & Services	118,899	133,945,668
AmerisourceBergen Corp.	Health Care Providers & Services	1,697,799	141,426,657
Amgen Inc.	Biotechnology	374,485	71,182,109
Apache Corp.	Oil, Gas & Consumable Fuels	5,317,320	176,428,678
Capital One Financial Corp.	Consumer Finance	1,911,440	159,758,155

16	Semiannual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Cardinal Health Inc.	Health Care Providers & Services	2,086,957	$113,405,243
[a]Celgene Corp.	Biotechnology	1,311,340	108,998,581
Citigroup Inc.	Banks	4,343,680	277,908,646
Comcast Corp., A	Media	4,721,500	182,580,405
[a]CommScope Holding Co. Inc.	Communications Equipment	4,523,500	105,442,785
Coty Inc., A	Personal Products	16,180,455	177,985,005
Eli Lilly & Co.	Pharmaceuticals	1,049,520	132,543,881
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2,419,400	191,205,182
Gilead Sciences Inc.	Biotechnology	2,891,900	188,031,338
Kellogg Co.	Food Products	4,169,543	234,578,489
The Kroger Co.	Food & Staples Retailing	5,714,800	167,615,084
[a]Mattel Inc.	Leisure Products	9,207,200	132,767,824
[a]Navistar International Corp.	Machinery	4,255,520	163,284,302
Oracle Corp.	Software	6,243,800	325,489,294
Perrigo Co. PLC	Pharmaceuticals	1,519,790	74,013,773
United Parcel Service Inc., B	Air Freight & Logistics	1,651,140	181,955,628
Walgreens Boots Alliance Inc.	Food & Staples Retailing	3,157,403	224,775,520
Wells Fargo & Co.	Banks	2,232,090	111,358,970

			4,044,026,898

Total Common Stocks (Cost $11,451,830,819)			11,978,292,426

		Principal Amount

Short Term Investments 2.1%

Time Deposits 2.1%
United States 2.1%
National Bank of Canada, 2.30%, 3/01/19		$160,000,000	160,000,000
Royal Bank of Canada, 2.35%, 3/01/19		102,000,000	102,000,000

Total Time Deposits (Cost $262,000,000)			262,000,000

Total Investments (Cost $11,713,830,819) 99.8%			12,240,292,426
Other Assets, less Liabilities 0.2%			20,166,802

Net Assets 100.0%			$12,260,459,228

  See Abbreviations on page 29.

  aNon-income producing.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities

February 28, 2019 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,713,830,819
Value - Unaffiliated issuers	$12,240,292,426
Cash	1,249,041
Receivables:
Investment securities sold	32,333,225
Capital shares sold	1,663,109
Dividends	43,136,762
European Union tax reclaims	15,821,843
Other assets	13,197

Total assets	12,334,509,603

Liabilities:
Payables:
Investment securities purchased	56,455,187
Capital shares redeemed	8,168,777
Management fees	6,373,776
Distribution fees	2,055,960
Accrued expenses and other liabilities	996,675

Total liabilities	74,050,375

Net assets, at value	$12,260,459,228

Net assets consist of:
Paid-in capital	$11,699,084,522
Total distributable earnings (loss)	561,374,706
Net assets, at value	$12,260,459,228
Class A:
Net assets, at value	$ 9,872,855,130
Shares outstanding	432,076,986
Net asset value per share[a]	$22.85
Maximum offering price per share (net asset value per share ÷ 94.50%)	$24.18
Class C:
Net assets, at value	$ 192,059,310
Shares outstanding	8,535,641
Net asset value and maximum offering price per share[a]	$22.50
Class R:
Net assets, at value	$ 76,670,891
Shares outstanding	3,386,335
Net asset value and maximum offering price per share	$22.64
Class R6:
Net assets, at value	$ 1,638,186,953
Shares outstanding	71,794,972
Net asset value and maximum offering price per share	$22.82
Advisor Class:
Net assets, at value	$ 480,686,944
Shares outstanding	21,018,307
Net asset value and maximum offering price per share	$22.87

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2019 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 125,034,022
Interest:
Unaffiliated issuers	6,379,521
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	441,873
Non-controlled affiliates (Note 3f)	264,539

Total investment income	132,119,955

Expenses:
Management fees (Note 3a)	42,333,159
Distribution fees: (Note 3c)
Class A	12,367,750
Class C	1,433,552
Class R	197,186
Transfer agent fees: (Note 3e)
Class A	4,122,576
Class C	82,956
Class R	33,046
Class R6	173,616
Advisor Class	202,600
Custodian fees (Note 4)	463,021
Reports to shareholders	337,728
Registration and filing fees	69,387
Professional fees	136,661
Directors’ fees and expenses	176,393
Other	128,978

Total expenses	62,258,609
Expenses waived/paid by affiliates (Note 3f and 3g)	(47,612)

Net expenses	62,210,997

Net investment income	69,908,958

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	232,300,064
Written options	3,188,934
Foreign currency transactions	(885,205)

Net realized gain (loss)	234,603,793

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,024,241,372)
Translation of other assets and liabilities denominated in foreign currencies	(492,045)
Written options	19,974

Net change in unrealized appreciation (depreciation)	(1,024,713,443)

Net realized and unrealized gain (loss)	(790,109,650)

Net increase (decrease) in net assets resulting from operations	$(720,200,692)

*Foreign taxes withheld on dividends	$6,342,019

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income.	$69,908,958	$244,979,349
Net realized gain (loss)	234,603,793	1,286,442,041
Net change in unrealized appreciation (depreciation)	(1,024,713,443)	(835,168,379)

Net increase (decrease) in net assets resulting from operations	(720,200,692)	696,253,011

Distributions to shareholders: (Note 1f)
Class A	(1,060,270,923)	(195,191,280)
Class C	(17,987,557)	(6,311,761)
Class R	(8,302,471)	(1,537,795)
Class R6	(179,538,473)	(40,254,398)
Advisor Class	(53,290,298)	(10,062,504)

Total distributions to shareholders	(1,319,389,722)	(253,357,738)

Capital share transactions: (Note 2)
Class A	793,899,130	(513,628,560)
Class C	(320,077,170)	(58,357,823)
Class R	1,256,211	(14,099,627)
Class R6	117,011,861	(112,349,997)
Advisor Class	28,655,035	(6,104,141)

Total capital share transactions	620,745,067	(704,540,148)

Net increase (decrease) in net assets	(1,418,845,347)	(261,644,875)
Net assets:
Beginning of period	13,679,304,575	13,940,949,450

End of period (Note 1f)	$12,260,459,228	$13,679,304,575

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective October 5, 2018, all Class C1 shares were converted to Class C.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 28, 2019, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

g.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.   Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(195,191,280)
Class C	(6,311,761)
Class R	(1,537,795)
Class R6	(40,254,398)
Advisor Class	(10,062,504)

For the year ended August 31, 2018, undistributed net investment income included in net assets was $184,997,376.

2.   Capital Stock

At February 28, 2019, there were 2.7 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2019		August 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	25,485,152	$627,511,426	14,913,291	$460,252,074
Shares issued in reinvestment of distributions	42,861,526	923,665,858	6,012,472	161,659,231
Shares issued on reorganization	—	—	12,926,845	295,023,084
Shares redeemed	(31,769,791)	(757,278,154)	(52,618,740)	(1,430,562,949)

Net increase (decrease)	36,576,887	$793,899,130	(18,766,132)	$(513,628,560)

Class C Shares:
Shares sold	21,523,322	$559,464,347	1,474,870	$43,187,826
Shares issued in reinvestment of distributions	825,369	17,539,079	236,589	6,212,817
Shares issued on reorganization	—	—	976,810	21,658,991
Shares redeemed[a]	(34,901,247)	(897,080,596)	(4,897,184)	(129,417,457)

Net increase (decrease)	(12,552,556)	$(320,077,170)	(2,208,915)	$(58,357,823)

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended		Year Ended
	February 28, 2019		August 31, 2018
	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	143,745	$3,388,448	321,464	$8,628,044
Shares issued in reinvestment of distributions	382,355	8,167,111	56,467	1,505,423
Shares redeemed	(442,855)	(10,299,348)	(897,264)	(24,233,094)

Net increase (decrease)	83,245	$1,256,211	(519,333)	$(14,099,627)

Class R6 Shares:
Shares sold	1,490,090	$33,343,151	4,163,216	$112,061,006
Shares issued in reinvestment of distributions	8,089,986	173,934,703	1,451,754	38,965,075
Shares redeemed	(3,883,422)	(90,265,993)	(9,634,039)	(263,376,078)

Net increase (decrease)	5,696,654	$117,011,861	(4,019,069)	$(112,349,997)

Advisor Class Shares:
Shares sold	1,610,130	$38,751,444	4,058,128	$113,359,292
Shares issued in reinvestment of distributions	2,226,548	47,982,115	335,044	9,012,671
Shares issued on reorganization	—	—	743,643	17,009,388
Shares redeemed	(2,465,255)	(58,078,524)	(5,365,950)	(145,485,492)

Net increase (decrease)	1,371,423	$28,655,035	(229,135)	$(6,104,141)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

For the period ended February 28, 2019, the annualized gross effective investment management fee rate was 0.684% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$145,055
CDSC retained	$7,767

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2019, the Fund paid transfer agent fees of $4,614,794 of which $4,094,359 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.06%	—	608,732,049	(608,732,049)	—	$ —	$264,539	$ —	$ —

g.   Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2019.

h.   Other Affiliated Transactions

At February 28, 2019, one or more of the funds in Franklin Fund Allocator Series owned 12.5% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2019, there were no credits earned.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

At February 28, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$11,666,809,293

Unrealized appreciation	$1,714,466,646
Unrealized depreciation	(1,140,983,513)

Net unrealized appreciation (depreciation)	$573,483,133

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of EU reclaims.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2019, aggregated $1,480,281,259 and $1,664,773,148, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

For the period ended February 28, 2019, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Written options	$3,188,934	Written options	$19,974

For the period ended February 28, 2019, the average month end notional amount of options represented 497,500 shares.

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2019, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 28, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments	$11,978,292,426	$—	$—	$11,978,292,426
Short Term Investments	—	262,000,000	—	262,000,000

Total Investments in Securities	$11,978,292,426	$262,000,000	$—	$12,240,292,426

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency		Selected Portfolio
GBP	British Pound	ADR	American Depositary Receipt
HKD	Hong Kong Dollar	IDR	International Depositary Receipt
		NVDR	Non-Voting Depositary Receipt

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TEMPLETON GROWTH FUND, INC.

Tax Information (unaudited)

At August 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 13, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Funds to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0521	$0.4245	$0.3329
Class C	$0.0521	$ —	$ —
Class R	$0.0521	$0.3587	$0.2811
Class R6	$0.0521	$0.4941	$0.3874
Advisor Class	$0.0521	$0.4785	$0.3753

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GROWTH FUND, INC.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Growth Fund, Inc.
Investment Manager
Templeton Global Advisors Limited
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved. 101 S 04/19

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls: Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	April 26, 2019

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	April 26, 2019